UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 14, 2002

                          PANAMERICAN BEVERAGES, INC.
            (Exact name of registrant as specified in its charter)


     Republic of Panama                 1-2290               Not Applicable
(State or other jurisdiction    (Commission File No.)      (I.R.S. Employer
      of incorporation                                    Identification No.)

      c/o Panamco, L.L.C.
 701 Waterford Way, Suite 800
          Miami, Florida                                     33126
(Address of principal executive offices)                   (Zip Code)

                                (305) 929-0800
             (Registrant's Telephone Number, including area code)


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Item 9.  Regulation FD Disclosure

         On August 14, 2002, each of William G. Cooling, the Chairman and Chief Executive Officer of Panamerican Beverages, Inc. (the "Company"), and Mario Gonzalez Padilla, the Vice President, Chief Financial Officer and Treasurer of the Company, submitted statements to the Securities and Exchange Commission pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 with respect to the Company's Form 10-Q for the quarter ended June 30, 2002.


Item 7.  Financial Statements and Exhibits

(c) Exhibits.  The following exhibits are filed with this document.

Exhibit Number                      Description

99.1 Certification of William G. Cooling, Chairman and Chief Executive Officer, Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to
         Section 906 of the Sarbanes-Oxley Act of 2002

99.2 Certification of Mario Gonzalez Padilla, Vice President, Chief Financial Officer and Treasurer, Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Panamerican Beverages, Inc.


Dated August 14, 2002                           By:  /s/ Mario Gonzalez Padilla
                                                -------------------------------
                                                Mario Gonzalez Padilla
                                                Vice-President, Chief Financial
                                                Officer  and Treasurer


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                                                                  Exhibit 99.1



                           Certification Pursuant to
                            18 U.S.C. Section 1350,
     As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         The undersigned hereby certifies as follows:

1. I am the Chairman and Chief Executive Officer of Panamerican Beverages, Inc. (the "Company") and I am delivering this certificate in connection with the Form 10-Q of the Company for the period ended June 30, 2002 (the "Report") as filed with the Securities and Exchange Commission.

2. To the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ William G. Cooling
------------------------
William G. Cooling
Chairman and Chief Executive Officer
August 14, 2002

                                                                  Exhibit 99.2


                           Certification Pursuant to
                            18 U.S.C. Section 1350,
     As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         The undersigned hereby certifies as follows:

3. I am the Vice President, Chief Financial Officer and Treasurer of Panamerican Beverages, Inc. (the "Company") and I am delivering this certificate in connection with the Form 10-Q of the Company for the period ended June 30, 2002 (the "Report") as filed with the Securities and Exchange Commission.

4. To the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Mario Gonzalez Padilla
--------------------------
Mario Gonzalez Padilla
Vice President, Chief Financial Officer and Treasurer
August 14, 2002